Exhibit 10.1
EXECUTION COPY
[PEABODY]
SEVENTH AMENDMENT TO AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 12, 2009, is entered into among P&L RECEIVABLES COMPANY, LLC (the “Seller”), PEABODY ENERGY CORPORATION (the “Servicer”), the various Sub-Servicers listed on the signature pages hereto (the “Sub-Servicers”), Market Street Funding LLC (as successor to Market Street Funding Corporation, the “Issuer”), all LC Participants listed on the signature pages hereto (the “LC Participants”), and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”) and as LC Bank (the “LC Bank”).
RECITALS
     1. The parties hereto are parties to the Amended and Restated Receivables Purchase Agreement, dated as of September 30, 2005 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, the “Agreement”); and
     2. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement. For purposes of this Amendment, the “Name Change Effective Date” shall mean the effective date of the change in name of COALTRADE International, LLC to Peabody COALTRADE International (CTI), LLC (the “Name Change”) as set forth in a certificate of amendment to COALTRADE International, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware.
     SECTION 2. Amendments to the Agreement.
     2.1 Effective as of the Effective Date (as defined below):
          (a) Clause (b) of Section 1.12 of the Agreement is hereby amended and restated in its entirety as follows:
     (b) Each Letter of Credit shall, among other things, (i) provide for the payment of sight drafts or other written demands for payment when presented for honor thereunder in accordance with the terms thereof and when accompanied by the documents described therein and (ii) have an expiry date not later than twelve (12) months after such Letter of Credit’s date of issuance, extension or renewal, as the case may be, and in no event later than twelve (12) months after the Facility Termination Date. Each

Letter of Credit shall be subject either to the Uniform Customs and Practice for Documentary Credits (2007 Revision), International Chamber of Commerce Publication No. 600, and any amendments or revisions thereof adhered to by the LC Bank (“UCP 600”) or the International Standby Practices (ISP98-International Chamber of Commerce Publication Number 590), and any amendments or revisions thereof adhered to by the LC Bank (the “ISP98 Rules”), as determined by the LC Bank.
          (b) The definition of “Alternate Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Alternate Rate” for any Settlement Period for any Portion of Capital of the Purchased Interest means an interest rate per annum equal to: (a) 3.25% per annum above the Euro-Rate for such Settlement Period or, in the sole discretion of the applicable Purchaser, (b) the Base Rate for such Settlement Period; provided, that the “Alternate Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (i) 3.00% per annum above the Base Rate in effect on such day and (ii) the “Alternate Rate” as calculated in clause (a) above.
          (c) The last sentence of the definition of “CP Rate” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     Notwithstanding the foregoing, the “CP Rate” for any day while a Termination Event exists shall be an interest rate equal to the greater of (a) 3.00% above the Base Rate in effect on such day and (b) the Alternate Rate as calculated in the definition thereof.
          (d) The definition of “Eligible Receivables” set forth in Exhibit I to the Agreement is hereby amended by (a) deleting the “and” at the end of clause (p) in the definition thereof; (b) deleting the phrase “quality accruals.” at the end of clause (q) of the definition thereof and substituting the phrase “quality accruals”; and” therefor; and (c) inserting the following new clause (r) as follows:
     (r) the Obligor of which is not the Mohave Project.
          (e) Clause (a) of the definition of “Facility Termination Date” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     (a) May 12, 2012,
          (f) The definition of “Special Obligor” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “Special Obligor” means the Navajo Project, for so long as, with respect to such Navajo Project, (a) the agreement among the project participants requires that upon the default of any participant, the non-

defaulting participants are required to cure any such default, and (b) Peabody represents and warrants that, to its knowledge, the statement set forth in subsection (a) above is true, complete and correct. The Navajo Project shall be deemed to be a “Special Group A Obligor” hereunder for so long as such Navajo Project has at least one project participant with the rating of a Group A Obligor; the Navajo Project shall be deemed to be a “Special Group B Obligor” hereunder for so long as such Navajo Project has at least one project participant with the rating of a Group B Obligor (but no project participants with the rating of a Group A Obligor); the Navajo Project shall be deemed to be a “Special Group C Obligor” hereunder for so long as such Navajo Project has at least one project participant with the rating of a Group C Obligor (but no project participants with the rating of a Group A Obligor or a Group B Obligor); and the Navajo Project shall be deemed to be a “Special Group D Obligor” hereunder for so long as such Navajo Project has no project participants with the rating of a Group A Obligor, a Group B Obligor or a Group C Obligor.
          (g) The definition of “UCP 500” set forth in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:
     “UCP 600” has the meaning set forth in Section 1.12 of the Agreement.
          (h) Clause (o) of Section 2 of Exhibit III to the Agreement is hereby amended and restated in its entirety as follows:
     (o) [Reserved].
          (i) The first sentence set forth in clause (b) of Section 2 of Exhibit IV to the Agreement is hereby amended and restated in its entirety as follows:
The Servicer and, to the extent that it ceases to be the Servicer, Peabody, (i) shall keep its principal place of business, chief executive office and state of formation (as such terms or similar terms are used in the applicable UCC) and the office where it keeps its records concerning the Receivables at the address of the Servicer set forth on Schedule IV and (ii) shall cause Peabody Holding Company, LLC and each Originator to keep its state of formation (as such term is defined in the applicable UCC) and the office where it keeps its records concerning the Receivables at the applicable address set forth on Schedule IV, in the case of Peabody Holding Company, LLC, and Exhibit E to the Sale Agreement, in the case of any Originator or, in the case of either sub-clause (i) or (ii) of this clause (b), upon at least 30 days’ prior written notice of a proposed change to the Administrator, at any other locations in jurisdictions where all actions reasonably requested by the Administrator to protect and perfect the interest of the

Administrator in the Receivables and related items (including the Pool Assets) have been taken and completed.
     2.2 Effective as of the Name Change Effective Date (and provided, that if the Name Change Effective Date shall not have occurred on or prior to August 12, 2009, the amendments contemplated by this Section 2.2 shall be null and void):
          (a) With respect to COALTRADE International, LLC, any references in the Agreement to “COALTRADE International, LLC” shall hereinafter be deemed references to “Peabody COALTRADE International (CTI), LLC”.
          (b) Schedule I to the Agreement is hereby amended by inserting, in the appropriate alphabetical order, the following new definition:
     “Peabody COALTRADE Name Change Effective Date” means the effective date of the change in name of COALTRADE International, LLC to Peabody COALTRADE International (CTI), LLC as set forth in a certificate of amendment to COALTRADE International, LLC’s certificate of formation and duly filed with the Secretary of State of the State of Delaware.
     SECTION 3. Waiver. Subject to the terms set forth herein, the Administrator, the LC Bank and the Majority LC Participants hereby waive any violation of Section 2(b) of Exhibit IV to the Agreement arising solely from the failure of Black Beauty Coal Company, LLC to provide thirty (30) days prior written notice to the Administrator prior to changing the location of its books and records relating to Receivables from 7100 Eagle Crest Blvd., Evansville, IN 47715 to 701 Market St., St. Louis, MO 63101-1826.
     SECTION 4. Representations and Warranties. Each of the Seller, the Servicer and the Sub-Servicers hereby represents and warrants to the Administrator and the Purchasers as follows:
     (a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
     (b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.
     (c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or (except to the extent waived hereby) Unmatured Termination Event exists or shall exist.
     SECTION 5. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this

Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     SECTION 6. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of each of the following, each in form and substance satisfactory to the Administrator (the “Effective Date”):
     (a) counterparts of this Amendment executed by each of the parties hereto;
     (b) counterparts of that certain amended and restated fee letter, dated as of the date hereof, by and among the Seller, the Servicer, the Issuer and the Administrator;
     (c) counterparts of that certain Fifth Amendment to Purchase and Sale Agreement, dated as of the date hereof, by and among the Contributor, the Servicer and the Originators and consented to by Issuer, the LC Bank, the LC Participant and the Administrator; and
     (d) such other documents and instruments as the Administrator may reasonably request.
     SECTION 7. Conditions Subsequent to Effectiveness. The continued effectiveness of the amendments set forth in Section 2.2 of this Amendment is subject to receipt by the Administrator, as soon as practicable but in no event more than five Business Days after the Name Change Effective Date, of each of the following, each in form and substance satisfactory to the Administrator:
     (a) evidence that the Servicer has caused all amendments to filed financing statements necessitated by the Name Change to have been filed in each jurisdiction in which the filing thereof is required or requested by the Administrator;
     (b) a certificate of formation for Peabody COALTRADE International (CTI), LLC, evidencing the Name Change, duly certified by the Secretary of State of the State of Delaware;
     (c) a certificate of good standing for Peabody COALTRADE International (CTI), LLC, duly certified by the Secretary of State of the State of Delaware;
     (d) an amended (or amendment to the) Limited Liability Company Agreement of Peabody COALTRADE International (CTI), LLC reflecting the Name Change, duly certified by the Secretary of Peabody COALTRADE International (CTI), LLC; and
     (e) any and all other documentation related to the Name Change, as requested by the Administrator.
     SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this

Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
     SECTION 9. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.
     SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[Signatures begin on next page]

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

P&L RECEIVABLES COMPANY, LLC, as Seller
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

PEABODY ENERGY CORPORATION, as Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

S-1	Seventh Amendment to A&R RPA (Peabody)

ARCLAR COMPANY, LLC, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

BLACK BEAUTY COAL COMPANY, LLC as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

CABALLO COAL COMPANY, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

S-2	Seventh Amendment to A&R RPA (Peabody)

COALSALES, LLC, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

COALSALES II, LLC, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

COALTRADE, LLC, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

COALTRADE INTERNATIONAL, LLC, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

S-3	Seventh Amendment to A&R RPA (Peabody)

PEABODY HOLDING COMPANY, LLC, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

PEABODY WESTERN COAL COMPANY, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

POWDER RIVER COAL, LLC as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

TWENTYMILE COAL COMPANY, as Sub-Servicer
By:	/s/ Walter L. Hawkins, Jr.
	Name:	Walter L. Hawkins, Jr.
	Title:	Sr. V.P. and Treasurer

S-4	Seventh Amendment to A&R RPA (Peabody)

MARKET STREET FUNDING LLC, as Issuer
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant
By:	/s/ Richard C. Munsick
	Name:	Richard C. Munsick
	Title:	Senior Vice President

S-5	Seventh Amendment to A&R RPA (Peabody)